                                                                   EXHIBIT 99B19

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Gerald J. Holland, William J. Baltrus and Gretchen B. Zepernick and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any and all Amendments to Registration Statement No. 33-73248 of The Timothy Plan (the "Trust") to be filed with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 29th day of November, 1996.



               ______________________
               JOCK SNEDDON
               TRUSTEE


                                 ACKNOWLEDGMENT
                                 --------------

State of Florida              )
                                   ) ss:
County of Orange              )


The foregoing instrument was acknowledged before me this 29th day of November, 1996, by JOCK SNEDDON, TRUSTEE of The Timothy Plan.


__________________________
Notary Public

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Gerald J. Holland, William J. Baltrus and Gretchen B. Zepernick and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any and all Amendments to Registration Statement No. 33-73248 of The Timothy Plan (the "Trust") to be filed with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 29th day of November, 1996.



          ________________________
          PHILIP B. CROSBY
          TRUSTEE


                                 ACKNOWLEDGMENT
                                 --------------

State of Florida              )
                                   ) ss:
County of Orange              )


The foregoing instrument was acknowledged before me this 29th day of November, 1996, by PHILIP B. CROSBY, TRUSTEE of The Timothy Plan.



_____________________________
Notary Public

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Gerald J. Holland, William J. Baltrus and Gretchen B. Zepernick and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any and all Amendments to Registration Statement No. 33-73248 of The Timothy Plan (the "Trust") to be filed with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 29th day of November, 1996.



          __________________________
          DANIEL D. BUSBY
          TRUSTEE


                                 ACKNOWLEDGMENT
                                 --------------

State of Florida              )
                                   ) ss:
County of Orange              )


The foregoing instrument was acknowledged before me this 29th day of November, 1996, by DANIEL D. BUSBY, TRUSTEE of The Timothy Plan.



_________________________________
Notary Public